Exhibit 10.2
AMENDMENT NO. 2
     THIS AMENDMENT NO. 2, dated as of February 18, 2009 (this “Amendment”), of that certain Credit Agreement referenced below is by and among Euronet Worldwide, Inc., a Delaware corporation (“EWI”), certain Subsidiaries and Affiliates of EWI identified herein, as Borrowers and Guarantors, the undersigned Lenders, Bank of America, N.A., as Administrative Agent for Domestic Loan Obligations and F/X Obligations and, acting through its Mumbai Branch, as Administrative Agent for all India Obligations, and Bank of America, as Collateral Agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.
W I T N E S S E T H
     WHEREAS, multicurrency revolving and institutional term loan facilities have been established in favor of the Borrowers pursuant to the terms of that certain Credit Agreement, dated as of April 4, 2007 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers named therein, the Guarantors named therein, the Lenders identified therein, Bank of America, N.A., as Administrative Agent for Domestic Loan Obligations and F/X Obligations and, acting through its Mumbai Branch, as Administrative Agent for all India Obligations, and Bank of America, as Collateral Agent;
     WHEREAS, EWI has requested certain modifications to the Credit Agreement;
     WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Acknowledgment. Section 2.06(b)(vi) of the Credit Agreement provides for certain mandatory prepayments and termination of Commitments unless certain conditions are satisfied with respect to the Convertible Debentures, including demonstration by EWI of sufficient liquidity and pro forma compliance with the financial covenants. Acknowledgment is hereby given that EWI has satisfied the conditions in subclause (B) of Section 2.06(b)(vi) such that no mandatory prepayment is required in respect of the next Repurchase Date for the Convertible Debentures.
     2. Amendments to the Credit Agreement. The Credit Agreement is amended as follows:
     2.1 Section 1.01 (Definitions) is amended in the following respects:
     (a) The definition of “Consolidated EBITDA” is amended to read as follows:
     “Consolidated EBITDA” means, for any period for the Consolidated Group, without duplication, the sum of (i) operating income, plus (ii) depreciation, plus (iii) amortization, plus (iv) interest income from the operations of the Prepaid Processing Segment, plus (v) certain one-time non-cash charges with the consent of the Administrative Agent and the Required Lenders, plus (vi) non-cash expenses recognized pursuant to FASB Statement No. 123(R) (Share-Based Payments) plus (vii) net income from joint ventures and other minority interests owned by members of the Consolidated Group when and as earned and received plus (viii) to the extent deducted in the calculation of operating income, charges resulting from the proposed acquisition of MoneyGram International, Inc. in an aggregate amount not to exceed $4 million plus (ix)

to the extent deducted in the calculation of operating income, one-time non-cash charges for impairment of goodwill or other intangible assets taken during the period ending December 31, 2008 and thereafter; provided that (A) appropriate adjustments will be made in subsequent periods where cash payments are subsequently made in respect of non-cash charges previously excluded under clauses (v) and (vi) and (B) such calculations to exclude the effect of extraordinary gains and losses and tax effects relating thereto Except as otherwise expressly provided, the applicable period shall be the four consecutive fiscal quarters ending as of the date of determination.
     (b) The “except” clause in the definition of “Debt Transactions” is amended to read as follows:
     , except for Funded Debt permitted to be incurred pursuant to clauses (a) through (o) of Section 8.03.
     (c) Clause (f) of the definition of “Equity Transactions” is amended to read as follows:
     (f) of Capital Stock the proceeds of which are used to make payments permitted on the Convertible Debentures in accordance with Section 8.10(b)(iii), Section 8.10(b)(iv) or the “Notwithstanding” sentence at the end of Section 8.10.
     (d) The definition of “Permitted Disposition” is amended by deleting the “and” at the end of clause (b), relabeling clause (c) as clause (d), and adding a new clause (c) to read as follows:
     (c) the contribution of all or any portion of the assets of, or the equity interests in, certain subsidiaries organized and operating in Spain (including Euronet Movilcarga S.L. and Euronet Telerecarga, S.L.) into a non-wholly owned joint venture otherwise permitted hereunder; and
     2.2 In Section 2.06(b)(ii)(B) (Prepayments), the reference to “clause (b)” in the first parenthetical is amended to be a reference to “clause (b) or (c)”.
     2.3 In Section 7.11 (Use of Proceeds), the proviso is amended to read as follows:
provided that, notwithstanding anything contained herein to the contrary, Credit Extensions may not be used for the repurchase or redemption of the Convertible Debentures (it being understood that Credit Extensions shall not be deemed to have been so used solely because Credit Extensions are outstanding at the time of such repurchases or redemptions).
     2.4 Section 8.01 (Liens) is amended in the following respects:
     (a) Subclause (m) is amended to read as follows:
     (m) rights or Liens granted to (1) vendors or suppliers of products, content or services distributed or provided through processing networks of the Consolidated Group (including, without limitation, those that supply PIN’s, on-line mobile or long distance phone time (including, without limitation, telephone operators and other vendors or suppliers, including Transport for London; distributors of prepaid music, television and other services; and issuers of gift cards and other stored value cards)) in the products or content supplied (including, without limitation, PIN inventory, PIN accounts receivable (including the rights and Liens of mobile operators in the Mobile Network Trust Arrangement) and any restricted cash accounts associated with the purchase or sale of those products or content or (2) correspondent payout agents to facilitate money transfers;
     (b) Subclause (o) is amended to read as follows:
     (o) cash collateral in an aggregate amount of up to €35 million to secure letters of credit or bank guarantees permitted by Section 8.03(l);
     2.5 Section 8.02 (Investments) is amended in the following respects:
     (a) Clause (i) is amended in the following respects:
     (1) In subclause (i), the references to “$25 million” are amended to read “$50 million”; and
     (2) Subclause (iii) is amended to read “Foreign Subsidiaries that are organized and operating under the laws of the Peoples Republic of China, whether or not wholly-owned and whether or not a Guarantor, in an aggregate principal amount not to exceed an amount equal to the remainder of $50 million minus the aggregate amount of Indebtedness outstanding under Sections 8.03(e)(iii)(A) and 8.03(o)(iv)”.
     (b) Clause (j) is amended to change the section reference at the end of the section from “Section 8.03(m)” to “Section 8.03(n)”.
     (c) The existing subclause (m) is relabeled as subclause (n) and a new subclause (m) is added as follows:
     (m) the contribution of all or any portion of the assets of, or the equity interests in, certain subsidiaries organized and operating in Spain (including Euronet Movilcarga, S.L. and Euronet Telerecarga, S.L.) into a non-wholly owned joint venture otherwise permitted hereunder; and
     2.6 Section 8.03 (Indebtedness) is amended in the following respects:
     (a) Subclause (iv) of clause (c) is amended to read as follows:
     (iv) the covenants, terms and provisions of the indenture, note purchase agreement, credit agreement or other governing instrument will not be less favorable to EWI and the Consolidated Group, in any material respect, than the indenture governing the Convertible Subordinated Debentures; provided that the conversion rate may be less favorable to EWI and the Consolidated Group;
     (b) Subclause (iii) of the proviso of clause (e) is amended to read as follows:
     (iii) the aggregate principal amount of all such Indebtedness shall not exceed (A) in the case of members of the Consolidated Group organized and operating in the Peoples Republic of China, an amount, at any time, equal to the remainder of $50 million minus the aggregate amount of Investments under Section 8.02(i)(iii) and the aggregate amount of Indebtedness outstanding under Section 8.03(o)(iv), and (B) in the case of members of the Consolidated Group other than members that are organized and operating in the Peoples Republic of China, $40 million at any time;
     (c) Clause (l) is amended to read as follows:
     (l) Indebtedness of up to €35 million under letters of credit or bank guaranties (net of cash collateral provided therefor) required by (1) vendors or suppliers of products, content or services distributed or provided through processing networks of the Consolidated Group (including, without limitation, those that supply PIN’s, on-line mobile or long distance phone time (including, without limitation, telephone operators and other vendors or suppliers, including Transport for London; distributors of prepaid music, television and other services; and issuers of gift cards and other stored value cards)) in the products or content supplied (including, without limitation, PIN inventory, PIN accounts receivable (including the rights and Liens of mobile operators in the Mobile Network Trust Arrangement) and any restricted cash accounts associated with the purchase or sale of those products or content or (2) correspondent payout agents to facilitate money transfers;
     (d) Clause (o) is amended to read as follows:
     (o) other Funded Debt not contemplated in the foregoing clauses of this Section in an aggregate principal amount not to exceed (i) $10 million, in the case of EWI, (ii) $5 million, in the case of any member of the Consolidated Group other than EWI and members of the Consolidated Group that are organized and operating in the Peoples Republic of China, (iii) $30 million in the aggregate for all members of the Consolidated Group other than EWI and members of the Consolidated Group that are organized and operating in the Peoples Republic of China, and (iv) an amount, at any time, equal to the remainder of $50 million minus the aggregate amount of Investments under Section 8.02(i)(iii) and the aggregate amount of Indebtedness outstanding under Section 8.02(e)(iii)(A), in the aggregate for all members of the Consolidated Group that are organized and operating in the Peoples Republic of China; and
     2.7 Clause (g) of Section 8.06 (Restricted Payments) is amended to read:
     (g) EWI may redeem, retire, repurchase or acquire for value and otherwise make payments with respect to the Convertible Debentures pursuant to the terms and conditions set forth in Section 8.10.
     2.8 Section 8.10 (Covenants Regarding Convertible Debentures and Other Subordinated Debt) is amended in the following respects:
     (a) Clause (b) is amended as follows:
     (1) in subclause (iii) all references to the “Convertible Debentures” are amended to read “Convertible Subordinated Debentures”;
     (2) the “and” at the end of subclause (ii) is deleted and an “and” is inserted at the end of subclause (iii); and

     (3) a new clause (iv) is added providing “the redemption, retirement, repurchase, or acquisition for value of the Convertible Subordinated Debentures, at any time and from time to time, (A) in connection with a refinancing, refunding, renewal or extension of the Convertible Subordinated Debentures otherwise permitted under Section 8.03(c), (B) in exchange for Capital Stock of EWI issued directly to the holders of the Convertible Subordinated Debentures or (C) with the proceeds of an Equity Transaction permitted for such purpose hereunder.”
     (b) The “Notwithstanding” sentence at the end of Section 8.10 is amended to read as follows:
     “Notwithstanding the foregoing, EWI shall be permitted to redeem, repurchase, retire or acquire, at any time and from time to time, Convertible Senior Debentures (whether for cash and/or in exchange for Capital Stock of EWI) so long as no Default or Event of Default shall exist immediately before or immediately after giving effect to such redemption, repurchase, retirement or acquisition.”
     2.9 Section 8.13(a) (Consolidated Net Worth) is amended to read as follows:
     (a) Consolidated Net Worth. At any time, permit Consolidated Net Worth to be less than the sum of (i) 75% of Consolidated Net Worth (as established by the financial statements delivered pursuant to Section 7.01(b) for the fiscal quarter ending March 31, 2007) after giving effect to the RIA Acquisition on a Pro Forma Basis plus (ii) an amount equal to 50% of cumulative Consolidated Net Income (but not less than zero) from the end of the first fiscal quarter to occur after the Closing Date, plus (iii) an amount equal to 75% of net cash proceeds from Equity Transactions occurring after the Closing Date, minus (iv) one-time non-cash charges for impairment of goodwill or other intangible assets taken during the period ending December 31, 2008 and thereafter to the extent not included in the foregoing clause (ii) hereof.
     2.10 The Domestic Security Agreement is amended such that (a) each reference in Section 5(k) and (l) thereof to a Patent, Trademark or Copyright is amended by inserting the word “material” immediately prior to such reference and (b) the portion of Schedule 1(b) (Intellectual Property) thereto relating to Patents is amended to read as attached hereto. Certain information on the version of that schedule delivered at closing was incomplete or inaccurate. The corrected schedule is provided with the intent to address and correct such items. Further, by execution of this Amendment, the Lenders waive any Default or Event of Default that exists, or may have existed, on account of the foregoing but that would not have existed had the amendments provided for by this Section 2.10 been in effect at the relevant time.
     3. EWI’s Objection to FASB 141(R). As permitted by Section 1.03(c) of the Credit Agreement, EWI hereby objects to determining compliance with any financial ratio or requirement set forth in any Credit Documents under the computations required by FASB Statement No. 141(R) (Business Combinations) and the Lenders hereby acknowledge that such computations shall continue to be made on a basis consistent with the most recent financial statements delivered by EWI under Section 7.01(b).
     4. Conditions Precedent. This Amendment shall be effective (such date on which this Amendment becomes effective, the “Amendment No. 2 Effectiveness Date”) immediately upon satisfaction of the following conditions:

     (a) Executed Amendment. Receipt by the Administrative Agent of multiple counterparts of this Amendment duly executed by the Credit Parties, the Required Lenders and the Administrative Agent.
     (b) Legal Opinions. Receipt by the Administrative Agent of favorable legal opinions of counsel for EWI and the other Domestic Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent and the requisite Lenders.
     (c) Organization Documents, Incumbency, Resolutions, Etc. Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent:
     (i) copies of the Organization Documents of each Domestic Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Domestic Credit Party to be true and correct as of the date of this Amendment, unless a Responsible Officer of EWI certifies in a certificate that the Organization Documents previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof;
     (ii) incumbency certificates identifying the Responsible Officers of the Domestic Credit Parties who are authorized to execute this Amendment and related documents and to act on the Domestic Credit Parties behalf in connection with this Amendment and the Credit Documents, unless a Responsible Officer of EWI certifies in a certificate that the incumbency certificates previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof.
     (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Domestic Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment; and
     (iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Domestic Credit Party is duly organized or formed, and is validly existing, and in good standing in its state of organization or formation.
     (d) Receipt by the Administrative Agent of (i) a fee, for the benefit of the Lenders consenting to this Amendment, in an amount equal to one half of one percent (0.50%) of the aggregate amount of such consenting Lenders’ loans and commitments under the Credit Agreement and (ii) all other fees and expenses required to be paid on or before the Amendment No. 2 Effectiveness Date.
     5. Effectiveness of Amendment. On and after the date hereof, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. For purposes of clarification, all financial covenant calculations with respect to periods prior to the Amendment No. 2 Effectiveness Date will be made using the financial definitions and covenants as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
     6. Representations and Warranties; Defaults. The Credit Parties hereby affirm each of the following:
     (a) all necessary action to authorize the execution, delivery and performance of this Amendment has been taken;
     (b) after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 6, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement).
     (c) except as waived in Section 2.10 of this Amendment, before and after giving effect to this Amendment, no Default or Event of Default shall exist; and
     (d) except as expressly provided otherwise herein, the liens and security interests created and granted in the Credit Documents remain in full force and effect and this Amendment is not intended to adversely affect or impair such liens and security interests in any manner.
     7. Full Force and Effect. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.
     8. Reaffirmation of Security Interests. The Credit Parties (a) affirm that each of the liens granted in or pursuant to the Credit Documents are valid and subsisting and (b) agree that this Amendment shall in no manner impair or otherwise adversely effect any of the liens granted in or pursuant to the Credit Documents.
     9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.
     10. Fees and Expenses. The Credit Parties agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.
     11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
[SIGNATURES ON FOLLOWING PAGES]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

DOMESTIC BORROWERS:	EURONET WORLDWIDE, INC.

	By:	/s/ Rick Weller

Name: Rick L. Weller
Title: EVP & CFO

EURONET PAYMENTS & REMITTANCE, INC.

	By:	/s/ Eric Mettemeyer

Name: Eric Mettemeyer
Title: Treasurer

RIA ENVIA, INC.

	By:	/s/ Juan Bianchi

Name: Juan C. Bianchi
Title: President & CEO

CONTINENTAL EXCHANGE SOLUTIONS, INC.

	By:	/s/ Juan Bianchi

Name: Juan C. Bianchi
Title: President & CEO

DOMESTIC GUARANTORS:	EURONET WORLDWIDE, INC.

	By:	/s/ Rick Weller

Name: Rick L. Weller
Title: EVP & CFO

EURONET PAYMENTS & REMITTANCE, INC.

	By:	/s/ Eric Mettemeyer

Name: Eric Mettemeyer
Title: Treasurer
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

EURONET USA, INC.

	By:	/s/ Jeff Newman

Name: Jeff Newman
Title: Vice President & Secretary

PAYSPOT, INC.

	By:	/s/ Eric Mettemeyer

Name: Eric Mettemeyer
Title: President

RIA ENVIA, INC.

	By:	/s/ Juan Bianchi

Name: Juan C. Bianchi
Title: President & CEO

CONTINENTAL EXCHANGE SOLUTIONS, INC.

	By:	/s/ Juan Bianchi

Name: Juan C. Bianchi
Title: President & CEO

RIA TELECOMMUNICATIONS OF NEW YORK, INC.

	By:	/s/ Juan Bianchi

Name: Juan C. Bianchi
Title: President & CEO

F/X BORROWERS:	EFT SERVICES HOLDINGS BV

	By:	/s/ Jeff Newman

Name: Jeff Newman
Title: EVP, Euronet Worldwide, Inc., Managing Director

DELTA EURONET GmbH

	By:	/s/ Roger Heinz

Name: Roger Heinz
Title: SVP, Managing Director EEFT
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

E-PAY HOLDINGS LTD

	By:	/s/ Jeff Newman

Name: Jeff Newman
Title: Director

F/X GUARANTORS:	EFT SERVICES HOLDINGS BV

	By:	/s/ Jeff Newman

Name: Jeff Newman
Title: EVP Euronet Worldwide, Inc., Managing Director

DELTA EURONET GmbH

	By:	/s/ Roger Heinz

Name: Roger Heinz
Title: SVP, Managing Director EEFT

E-PAY HOLDINGS LTD

	By:	/s/ Jeff Newman

Name: Jeff Newman
Title: EVP Euronet Worldwide, Inc., Managing Director

RIA FINANCIAL SERVICES AUSTRALIA PTY LTD

	By:	/s/ Juan Bianchi

Name: Juan C. Bianchi
Title: Director

E-PAY AUSTRALIA PTY LIMITED

	By:	/s/ Gareth Gumbley

Name: Gareth Gumbley
Title: Director, SVP
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

E-PAY AUSTRALIA HOLDINGS PTY LTD

By:	/s/ Gareth Gumbley

Name: Gareth Gumbley
Title: Director, SVP

EURONET SERVICES GmbH

By:	/s/ Roger Heinz

Name: Roger Heinz
Title: SVP, Managing Director EEFT

RIA ENVIA FINANCIAL SERVICES GmbH

By:	/s/ Wolf-Dieter Weschke

Name: Wolf-Dieter Weschke
Title: Managing Director

TRANSACT ELEKTRONISCHE ZAHLUNGSSYSTEME GmbH

By:	/s/ Marc Ehler

Name: Marc Ehler
Title: Managing Director

EURONET BANKTECHNIKAI SZOLGÁLTATÓ KORLÁTOLT FELELÕSSÉGÛ TÁRSASÁG

By:	/s/ Erika Schalkhammer

Name: Erika Schalkhammer
Title: Managing Director/Country Manager

EURONET ADMINISZTRÁCIÓS SZOLGÁLTATÓ KORLÁTOLT FELELÕSSÉGÛ TÁRSASÁG

By:	/s/ Va’Rady-Szabo Bence

Name: Bence Va’Rady-Szabo
Title: Managing Director, EEFT Finance Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

EURONET PAY & TRANSACTION SERVICES S.R.L.

By:	/s/ Giuseppe Di Marco

Name: Giuseppe Di Marco
Title: Managing Director

E-PAY NEW ZEALAND LIMITED

By:	/s/ Gareth Gumbley

Name: Gareth Gumbley
Title: Director, SVP

EURONET TELERECARGA, S.L. SOCIEDAD UNIPERSONAL

By:	/s/ Jesus Sanchez Rios

Name: Jesus Sanchez Rios
Title: Sole Administrator

E-PAY LIMITED

By:	/s/ A. JT Westlake

Name: Anthony JT Westlake
Title: Director

RIA FINANCIAL SERVICES LIMITED

By:	/s/ Marcela Gonzalez

Name: Marcela Gonzalez
Title: Director

OMEGA LOGIC LIMITED

By:	/s/ Jeff Newman

Name: Jeff Newman
Title: Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

EURONET ESSENTIS LIMITED

	By:	/s/ Antony Brown

Name: Antony Brown
Title: Director

ENVIA TELECOMUNICACIONES, S.A.

	By:	/s/ Sebastian Plubins

Name: Sebastian Plubins
Title: General Director

EURONET BUSINESS HOLDINGS S.L.

	By:	/s/ Jesus Sanchez Rios

Name: Jesus Sanchez Rios
Title: Sole Administrator

RIA SPAIN HOLDINGS, S.L.

	By:	/s/ Sebastian Plubins

Name: Sebastian Plubins
Title: General Director

BANKOMAT 24/EURONET SP.Z.O.O.

	By:	/s/ Marek Szafirski

Name: Marek Szafirski
Title: President

INDIA BORROWER:	EURONET SERVICES INDIA PVT LTD.

	By:	/s/ Jeff Newman

Name: Jeff Newman
Title: Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

ADMINISTRATIVE AGENT
(FOR DOMESTIC LOAN
OBLIGATIONS AND
F/X OBLIGATIONS):	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Michael Brashler

Name: Michael Brashler
Title: Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

ADMINISTRATIVE AGENT
(FOR INDIA OBLIGATIONS):	BANK OF AMERICA, N.A., acting through its Mumbai Branch, as Administrative Agent for all India related credit facilities

	By:	/s/ Uday Nair

Name: Uday Nair
Title: VP, Corporate Debt Products

LENDERS:	BANK OF AMERICA, N.A.,
as Domestic L/C Issuer, F/X L/C Issuer, Domestic Swingline Lender and as a Lender

	By:	/s/ Jeffrey P. Yoakum

Name: Jeffrey P. Yoakum
Title: Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

BANK OF AMERICA, N.A., acting through its Mumbai Branch, as India Revolving Lender and India L/C Issuer

By:	/s/ Uday Nair

Name: Uday Nair
Title: VP, Corporate Debt Products
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

BANK OF KANSAS CITY, N.A.

By:	/s/ Matthew J. Mason

Name: Matthew J. Mason
Title: Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

CALIFORNIA BANK & TRUST, A CALIFORNIA BANKING CORPORATION

By:	/s/ Ursula St. Geme

Name: Ursula St. Geme
Title: Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

CITIBANK, N.A.

By:	/s/ Scott Miller

Name: Scott Miller
Title: Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

HARRINGTON BANK, A DIVISION OF LOS PADRES BANK

By:	/s/ Gregory L. Sweeney

Name: Gregory L. Sweeney
Title: Sr. Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David A. Wild

Name: David A. Wild
Title: Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

LLOYDS TSB BANK PLC

By:	/s/ Windsor R. Davies

Name: Windsor R. Davies
Title: Managing Director

By:	/s/ Carlos E. Lopez

Name: Carlos E. Lopez
Title: Associate Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

NATIONAL CITY BANK

By:	/s/ Michael Leong

Name: Michel Leong
Title: Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kari E. Niermann

Name: Kari E. Niermann
Title: Assistant Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Jeffrey Skinner

Name: Jeffrey Skinner
Title: Duly Authorized Signatory
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

STATE BANK OF INDIA

By:	/s/ Prabodh Parikh

Name: Prabodh Parikh
Title: Vice President & Head (Credit)
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

ABCLO 2007-1, LTD.

By:	/s/ Alliance Bernstein L.P., as manager

Name: Michael E. Sohr
Title: Senior Vie President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

AIB DEBT MANAGEMENT LIMITED

By:	/s/ Joseph Augustini

Name: Joseph Augustini
Title: Senior Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Shane O’Driscoll

Name: Shane O’Driscoll
Title: Assistant Vice President Investment Advisor to AIB Debt Management, Limited
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

AMMC VIII, LIMITED

By: American Money Management Corp., As Collateral Manager

By:	/s/ Chester M. Eng

Name: Chester M. Eng
Title: Senior Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

ATLANTIS FUNDING LTD.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Angela Gambardella

Name: Angela Gambardella
Title: Authorized Signatory
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

ARTUS LOAN FUND 2007-1, LTD. BABSON CLO LTD. 2008-II
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur McMahon

Name: Arthur McMahon
Title: Director

VINASCA CLO, LTD.
By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Arthur McMahon

Name: Arthur McMahon
Title: Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

BAKER STREET FUNDING CLO 2005-I LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

BAKER STREET CLO II LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

GRAND HORN CLO LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias

Name: George Goudelias
Title: Managing Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

CAVALRY CLO I, LTD.
By: Regiment Capital Management, LLC As its Investment Advisor

By: Regiment Capital Advisors, LP its Manager and pursuant to delegated authority

By: Regiment Capital Advisors, LLC its General Partner

By:	/s/ Mark A. Brostowski

Name: Mark A. Brostowski
Title: Authorized Signatory
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

CIFC FUNDING 2007 - III, LTD.

By:	/s/ Nga Tran

Name: Nga Tran
Title: Head of Institutional Relationships
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

COLUMBUSNOVA CLO LTD. 2007-I

COLUMBUSNOVA CLO IV LTD. 2007-II

By:	/s/ Benjamin Peterson

Name: Benjamin Peterson
Title: Associate Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

CONFLUENT 3 LIMITED
By: Morgan Stanley Investment Management Inc. As Investment Manager

MORGAN STANLEY INVESTMENT MANAGEMENT CROTON, LTD.
By: Morgan Stanley Investment Management Inc. as Collateral Manager

MSIM PECONIC BAY, LTD.
By: Morgan Stanley Investment Management Inc. as Interim Collateral Manager

QUALCOMM GLOBAL TRADING, INC.
By: Morgan Stanley Investment Management Inc. as Investment Manager

ZODIAC FUND - MORGAN STANLEY US SENIOR LOAN FUND
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ John Hayes

Name: John Hayes
Title: Executive Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

CORNERSTONE CLO LTD.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager

GRANITE VENTURES I LTD.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager

RAMPART CLO 2006-1 LTD.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager

RAMPART CLO 2007 LTD.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager

STONE TOWER CLO III LTD.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager

STONE TOWER CLO IV LTD.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager

STONE TOWER CLO V LTD.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager

STONE TOWER CLO VI LTD.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager

STONE TOWER CLO VII LTD.
By: Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Michael W. DelPercio

Name: Michael W. DelPercio
Title: Authorized Signatory
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

DRYDEN XVIII LEVERAGED LOAN 2007 LTD.
By: Prudential Investment Management, Inc. as Collateral Manager

DRYDEN XI — LEVERAGED LOAN CDO 2006
By: Prudential Investment Management, Inc. as Collateral Manager

By:	/s/ Stephen J. Collins

Name: Stephen J. Collins
Title: VP
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

EAGLE MASTER FUND LTD.
By: Citigroup Alternative Investments LLC, As Investment Manager for and on behalf of Eagle Master Fund Ltd.

REGATTA FUNDING LTD.
By: Citigroup Alternative Investments LLC, Attorney-in-fact

By:	/s/ Robert O’Brien

Name: Robert O’Brien
Title: VP
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

GALAXY IV CLO, LTD.
By: AIG Global Investment Corp. Its Collateral Manager

GALAXY V CLO, LTD.
By: AIG Global Investment Corp. Its Collateral Manager

GALAXY VIII CLO, LTD.
By: AIG Global Investment Corp.
Its Collateral Manager

SATURN CLO, LTD.
By: AIG Global Investment Corp. As Collateral Manager

AMERICAN INTERNATIONAL GROUP, INC.
By: AIG Global Investment Corp.
Its Investment Advisor

By:	/s/ Chang W. Chung

Name: Chang W. Chung
Title: Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY
By: Goldman Sachs Asset Manager, L.P., as Manager

By:	/s/ John Mack

Name: John Mack
Title: Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

GULF STREAM-COMPASS CLO 2005-II LTD.
By: Gulf Stream Asset Management LLC. As Collateral Manager

GULF STREAM-COMPASS CLO 2007 LTD.
By: Gulf Stream Asset Management LLC. As Collateral Manager

By:	/s/ Barry Love

Name: Barry Love
Title: Chief Credit Officer
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

KINGSLAND V, LTD.
By: Kingsland Capital Management, LLC. As Manager

By:	/s/ Joyce C. DeLucca

Name: Joyce C. DeLucca
Title: Authorized Officer
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

FEINGOLD O’KEEFFE CAPITAL, LLC As Collateral Manager for
Lime Street CLO, Ltd.

By:	/s/ Scott D’Orsi

Name: Scott D’Orsi
Title: Portfolio Manager
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

MOUNTAIN CAPITAL CLO III LTD.

MOUNTAIN CAPITAL CLO VI LTD.

By:	/s/ Candace Ebanks

Name: Candace Ebanks
Title: Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

OCTAGON INVESTMENT PARTNERS V, LTD.
By: OCTAGON CREDIT INVESTORS, LLC
AS PORTFOLIO MANAGER

OCTAGON INVESTMENT PARTNERS VI, LTD.
By: OCTAGON CREDIT INVESTORS, LLC
AS COLLATERAL MANAGER

OCTAGON INVESTMENT PARTNERS VII, LTD.
By: OCTAGON CREDIT INVESTORS, LLC
AS COLLATERAL MANAGER

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By: OCTAGON CREDIT INVESTORS, LLC
AS COLLATERAL MANAGER

OCTAGON INVESTMENT PARTNERS XI, LTD.
By: OCTAGON CREDIT INVESTORS, LLC
AS COLLATERAL MANAGER

HAMLET II, LTD.
By: OCTAGON CREDIT INVESTORS, LLC
AS PORTFOLIO MANAGER

By:	/s/ Margaret B. Harvey

Name: Margaret B. Harvey
Title: Senior Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

PPM GRAYHAWK CLO, LTD.
By: PPM AMERICA, INC., AS COLLATERAL MANAGER

By:	/s/ David C. Wagner

Name: David C. Wagner
Title: Managing Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

ROSEDALE CLO II LTD.
By: Princeton Advisory Group, Inc.
The Collateral Manager

By:	/s/ Troy Isaksen

Name: Troy Isaksen
Title: Sr. Credit Analyst
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

THE SUMITOMO TRUST & BANKING CO., LTD. NEW YORK BRANCH

By:	/s/ Frances E. Wynne

Name: Frances E. Wynne
Title: Senior Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

TRALEE CDO I, LTD.
By: Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Edward Labrenz

Name: Edward Labrenz
Title: Authorized Signatory
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

WHITEHORSE V, LTD.
By: Whitehorse Capital Partners, L.P. As Collateral Manager
By: WhiteRock Asset Advisor, L.L.C., its G.P.

By:	/s/ Ethan Underwood

Name: Ethan Underwood
Title: Manager
EURONET WORLDWIDE, INC.
AMENDMENT NO. 2

Schedule 1(b)
Intellectual Property

U.S. Patents (as of 2/5/09)
Patent	Serial No.	Recorded Date	Inventors	PCT filed

Methods and Systems for Transferring Funds	6,736,314	18-May 2004		18-May 2004
License Agreements:
(1) License Agreement, entered into on June 30, 2004 between TGIP, Inc., a Texas corporation and Call Processing, Inc., to use U.S. Patent Nos. 5,511,114; 5,577,109; 5,721,768 and 6,502,745.
(2) PaySpot, Inc., a Delaware corporation, entered into a License Agreement with EWI Holdings, Inc., a Delaware corporation and unaffiliated third party, dated as of January 30, 2007 whereby PaySpot was granted a license by EWI Holdings, Inc. to use US Patent No. 6,526,130 and US Patent Application No. 10/316603.

Schedule 1(b)

Foreign Patents (as of 2/5/09)
Euronet Foreign Patents and Applications
In the name of Euronet Worldwide Inc.
“Multifunctional Mobile Banking System”
Filed 5th March 2001 as international application no. PCT/US01/06922 (publication no. WO 02/07320)
Claiming priority date of 8th August 2000 from US application no. 09/634984
Page White & Farrer ref. 307571

Country	Application No.	Patent No.
Australia	2001241977	2001241977
Canada	2418991
China	1817033.1
Czech Republic	2003-1107
European Patent	1913300.8
Hong Kong	3105586.6
Croatia	P20030164A
Hungary	P0301709
Indonesia	W00200300240
India	130/MUMNP/2003
New Zealand	523880	523880
Poland	P365196
Serbia	P-92/03
“Financial Transaction system”
Filed 5th March 2001 as international application no. PCT/US01/06965 (publication no. WO 02/021416)
Claiming priorty date of 7th September 2000 from US application no. 09/657478
Page White & Farrer ref. 307572

Country	Application No.	Patent No.
Australia	2001245430	2001245430
Canada	2421308
China	1818516.9

Country	Application No.	Patent No.
Czech Republic	2003-1131
European Patent	1918342.5
Hong Kong	3109454.7
Croatia	P20030254A
Hungary	P0302122
Indonesia	W00200300478
India	249/MUMNP/2003
New Zealand	524435	524435
Poland	P365173
Serbia	P-173/03
“System and Method for Purchasing Goods and Services through Financial Data Network Access Points”
Filed 6th February 2001 as international application no. PCT/US01/40024 (publication no. WO 02/027629)
Claiming priority date of 28th September 2000 from US application no. 09/670826
Page White & Farrer ref. 307573

Country	Application No.	Patent No.
Australia	2001247953	2001247953
Canada	2424037
China	1819540.7
Czech Republic	2003-1053
European Patent	1920951.9
Hong Kong	4100232.4
Croatia	P20030325A
Hungary	P0302552
Indonesia	W00200300639
India	341/MUMNP/2003
New Zealand	546571	546571
Poland	P366045
Serbia	P-237/03
“System and Method for Purchasing Goods and Services through Financial Data Network Access Points over a Point of Sale Network”
Filed 14th March 2003 as international application no. PCT/US03/07988 (publication no. WO 03/079159)
Claiming priority date of 14th March 2002 from US application no. 60/363884
Page White & Farrer ref. 306877

Country	Application No.	Patent No.
Australia	2003218178
Canada	2479179
China	3808393
European Patent	3714169.4
Hong Kong	5102043.8
Croatia	P20040957A
Indonesia	W-00200401972
India	2304/CHENP/2004
New Zealand	546789	546789
Poland	P-373282
Serbia	P-901/04
Russian Federation	2004130461	2323477
South Africa	2004/7341	2004/7341